Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
dated as of
February 9, 2010
among
WILLIAMS PARTNERS L.P.
and
BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.
on behalf of themselves and the Initial Purchasers listed on Schedule I hereto

     THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of February 9, 2010, among Williams Partners L.P. (the “Company”), a corporation duly organized and existing under the laws of the State of Delaware, and Barclays Capital Inc. and Citigroup Global Markets Inc., each acting on behalf of themselves and the several initial purchasers listed on Schedule I hereto (the “Initial Purchasers”).
     This Agreement is made pursuant to the Purchase Agreement dated as of February 2, 2010, among the Company and Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the Initial Purchasers (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $750,000,000 aggregate principal amount of its 3.800% Senior Notes due 2015 (the “2015 Notes”), $1,500,000,000 aggregate principal amount of its 5.250% Senior Notes due 2020 (the “2020 Notes”) and $1,250,000,000 aggregate principal amount of its 6.300% Senior Notes due 2040 (the “2040 Notes,” and together with the 2015 Notes and the 2020 Notes, the “Securities” and each a “Series” of Securities.). The Securities are to be issued pursuant to the provisions of an Indenture dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “Indenture”) by and among the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).
     In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to each Initial Purchaser and its direct and indirect transferees the registration rights with respect to the Securities set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.
     In consideration of the foregoing, the parties hereto agree as follows:
     1. Definitions.
     As used in this Agreement, the following capitalized defined terms have the following meanings:
     “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.
     “1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     “2015 Notes” shall have the meaning set forth in the preamble.
     “2020 Notes” shall have the meaning set forth in the preamble.
     “2040 Notes” shall have the meaning set forth in the preamble.
     “Additional Interest” shall have the meaning set forth in Section 2(e).
     “Agreement” shall have the meaning set forth in the preamble.
     “Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) under the 1934 Act.
     “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

     “Commission” shall mean the Securities and Exchange Commission.
     “Company” shall have the meaning set forth in the preamble and also includes the Company’s successors.
     “Exchange Dates” shall have the meaning set forth in Section 2(a)(ii).
     “Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.
     “Exchange Offer Registration Statement” shall mean a registration statement on Form S-4 (or, if applicable, on another appropriate form) relating to an offering of Exchange Securities pursuant to a Registered Exchange Offer and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Exchange 2015 Notes” shall mean any securities issued by the Company to be offered to Holders in exchange for 2015 Notes (pursuant to the Registered Exchange Offer or otherwise) pursuant to an Exchange Offer Registration Statement, part of the same Series as the 2015 Notes and containing terms identical to the 2015 Notes for which they are exchanged except that (i) interest thereon shall accrue from the last date on which interest was paid on the 2015 Notes or, if no such interest has been paid, from the date of issuance of the 2015 Notes, and (ii) the Exchange 2015 Notes will not contain the legend appearing on the face of the 2015 Notes in the form recited in the Indenture and will not contain terms with respect to transfer restrictions or Additional Interest.
     “Exchange 2020 Notes” shall mean any securities issued by the Company to be offered to Holders in exchange for 2020 Notes (pursuant to the Registered Exchange Offer or otherwise) pursuant to an Exchange Offer Registration Statement, part of the same Series as the 2020 Notes and containing terms identical to the 2020 Notes for which they are exchanged except that (i) interest thereon shall accrue from the last date on which interest was paid on the 2020 Notes or, if no such interest has been paid, from the date of issuance of the 2020 Notes, and (ii) the Exchange 2020 Notes will not contain the legend appearing on the face of the 2020 Notes in the form recited in the Indenture and will not contain terms with respect to transfer restrictions or Additional Interest.
     “Exchange 2040 Notes” shall mean any securities issued by the Company to be offered to Holders in exchange for 2040 Notes (pursuant to the Registered Exchange Offer or otherwise) pursuant to an Exchange Offer Registration Statement, part of the same Series as the 2040 Notes and containing terms identical to the 2040 Notes for which they are exchanged except that (i) interest thereon shall accrue from the last date on which interest was paid on the 2040 Notes or, if no such interest has been paid, from the date of issuance of the 2040 Notes, and (ii) the Exchange 2040 Notes will not contain the legend appearing on the face of the 2040 Notes in the form recited in the Indenture and will not contain terms with respect to transfer restrictions or Additional Interest.
     “Exchange Securities” shall mean the Exchange 2015 Notes, the Exchange 2020 Notes and the Exchange 2040 Notes.

     “Holder” shall mean each Initial Purchaser, for so long as it owns any Transfer Restricted Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holder” shall include Participating Broker-Dealers (as defined in Section 4(a)).
     “Indemnified Party” shall have the meaning set forth in Section 5(c).
     “Indemnifying Party” shall have the meaning set forth in Section 5(c).
     “Indenture” shall have the meaning set forth in the preamble.
     “Initial Purchasers” shall have the meaning set forth in the preamble.
     “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities of any Series; provided that, for purposes of Section 6(b), whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities of any Series is required hereunder, Transfer Restricted Securities of such Series held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent Holders of Transfer Restricted Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holding of such Transfer Restricted Securities) shall not be considered outstanding and shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.
     “Participant” shall have the meaning set forth in Section 5(a).
     “Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.
     “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities of any Series covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.
     “Purchase Agreement” shall have the meaning set forth in the preamble.
     “Registration Default” shall have the meaning set forth in Section 2(e).
     “Registered Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for all Securities that are Transfer Restricted Securities pursuant to Section 2(a) hereof.

     “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all Commission, stock exchange or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, including if applicable, the fees and expenses of any “qualified independent underwriter” required to be retained by any holder of Transfer Restricted Securities in accordance with the rules and regulations of FINRA, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities), (iii) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, but excluding fees of counsel to the Underwriters (other than the fees and expenses set forth in clause (ii) above) and the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.
     “Registration Statement” shall mean any registration statement of the Company that covers any of the Exchange Securities of any Series or the Transfer Restricted Securities of any Series pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Securities” shall have the meaning set forth in the preamble.
     “Series” shall have the meaning set forth in the preamble.
     “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.
     “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Transfer Restricted Securities any Series (but no other securities unless approved by the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities of such Series that are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     “TIA” shall have the meaning set forth in Section 3(l) hereof.
     “Transfer Restricted Securities” shall mean each outstanding Security until: (i) when in the case of a Holder who was entitled to participate in the Registered Exchange Offer, an Exchange Offer Registration Statement with respect to such Security shall have been declared effective under the 1933 Act and either (a) such Security shall have been exchanged by a Person other than a broker-dealer for an Exchange Security in the Registered Exchange Offer or (b) the Registered Exchange Offer shall have been consummated and such Security was not tendered by the Holder thereof in the Registered Exchange Offer; (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Security has been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date that is two years after the date of this Agreement.
     “Trustee” shall have the meaning set forth in the preamble.
     “Underwriter” shall have the meaning set forth in Section 3 hereof.
     “Underwritten Registration or Underwritten Offering” shall mean a registration in which Transfer Restricted Securities are sold to an Underwriter for reoffering to the public.
     2. Registration under the 1933 Act.
     (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the Commission, the Company shall (1) file an Exchange Offer Registration Statement on or prior to 180 days after the Closing Date covering the offer by the Company to the Holders to exchange all of the Transfer Restricted Securities of each Series for an equal aggregate principal amount of Exchange Securities of such Series and (2) use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective on or prior to 270 days after the Closing Date. The Company shall use its commercially reasonable efforts to have the Exchange Offer Registration Statement remain effective until the closing of the Registered Exchange Offer. The Company shall commence the Registered Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the Commission and use its commercially reasonable efforts to have the Registered Exchange Offer consummated (by issuing Exchange Securities of each Series for all tendered, and not validly withdrawn Transfer Restricted Securities of such Series) not later than 30 Business Days, or longer, if required by the federal securities laws, after such effective date. The Company shall commence the Registered Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:
     (i) that the Registered Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Transfer Restricted Securities validly tendered will be accepted for exchange;

     (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);
     (iii) that any Transfer Restricted Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;
     (iv) that Holders electing to have a Transfer Restricted Security exchanged pursuant to the Registered Exchange Offer will be required to surrender such Transfer Restricted Security, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to the close of business on the last Exchange Date; and
     (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Transfer Restricted Securities exchanged.
          As soon as practicable after the last Exchange Date, the Company shall:
     (A) accept for exchange Transfer Restricted Securities or portions thereof tendered and not validly withdrawn pursuant to the Registered Exchange Offer; and
     (B) deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Securities or portions thereof so accepted for exchange by the Company and issue and cause the Trustee to promptly authenticate and deliver to each Holder an Exchange Security of the applicable Series equal in aggregate principal amount to the aggregate principal amount of the Transfer Restricted Securities of such Series surrendered by such Holder.
     The Company shall use its commercially reasonable efforts to complete the Registered Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Registered Exchange Offer. The Registered Exchange Offer shall not be subject to any conditions, other than that the Registered Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the Commission. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Registered Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Registered Exchange Offer.

     If, during the period the Exchange Offer Registration Statement is effective, an event occurs which makes any statement made in such Exchange Offer Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Exchange Offer Registration Statement or Prospectus in order to make the statements therein not misleading, the Company shall use its commercially reasonable efforts to, as promptly as practicable, prepare and file with the Commission a supplement or post-effective amendment to the Exchange Offer Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities of any Series, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify the Holders to suspend the exchange of the Transfer Restricted Securities of such Series as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend such exchange until the Company has amended or supplemented the Prospectus to correct such misstatement or omission.
     (b) If (i) the Company is not permitted to consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or applicable interpretation of the Staff of the Commission; or (ii) any Holder of Transfer Restricted Securities notifies the Company prior to the 20th day following the consummation of the Registered Exchange Offer that: (A) it is prohibited by law or applicable interpretation of the Staff of the Commission from participating in the Registered Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, the Company shall (x) use its commercially reasonable efforts to file with the Commission within 60 days after such filing obligation arises (or, if later, the date by which the Company is obligated to file an Exchange Offer Registration Statement) a Shelf Registration Statement providing for the resale by the Holders of Transfer Restricted Securities of all of their Transfer Restricted Securities; provided, however, that no Holder of Transfer Restricted Securities entitled to have its Transfer Restricted Securities included in a Shelf Registration Statement shall be entitled to have its Transfer Restricted Securities included in a Shelf Registration Statement if such Holder has failed to comply with the paragraph immediately following clause (p) of Section 3 and (y) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission or to become automatically effective in accordance with the rules and regulations of the Commission on or prior to 180 days after such filing obligation arises (or, if later, the date by which the Company is obligated to use its commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective). If the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (ii) of the preceding sentence, the Company shall use it commercially reasonable efforts to file and have declared effective by the Commission both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Transfer Restricted

Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to reoffers and resales of Transfer Restricted Securities held by the Holders who must deliver the related Prospectus. Subject to the following paragraph, the Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the date that is two years from the date of this Agreement or such shorter period that will terminate when all of the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Transfer Restricted Securities within the meaning of this Agreement. The Company further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, the 1933 Act or any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its commercially reasonable efforts to cause any such amendment to be declared effective by the Commission and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.
     Notwithstanding anything to the contrary in this Agreement, the Company, upon advising the Initial Purchasers and each Holder, may suspend the use of the Prospectus included in any Shelf Registration Statement for periods of time not to exceed 30 consecutive days and for no more than 60 days during any 365 day period in which such suspensions are in effect (each such period, a “Suspension Period”) if (i) an event or circumstance occurs and is continuing as a result of which the Shelf Registration Statement, the related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the good faith judgment of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction or development which has not been publicly disclosed; provided, however, that upon the termination of such Suspension Period, the Company shall promptly advise the Initial Purchasers and each Holder that such Suspension Period has been terminated.
     (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to a Shelf Registration Statement.
     (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission or becomes automatically effective in accordance with the rules and regulations of the Commission; provided, however, that if after it has been declared effective or becomes automatically effective, the offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Transfer Restricted Securities pursuant to such Registration Statement may legally resume.
     (e) The Company and the Initial Purchasers agree that the Holders will suffer damages if the Company fails to fulfill its obligations under Section 2(a) or Section 2(b) hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees that if:
     (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 180th day following the Closing Date,
     (ii) the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 270th day following the Closing Date,
     (iii) the Registered Exchange Offer is not completed on or prior to the 30th Business Day following the date the Exchange Offer Registration Statement is declared effective, or
     (iv) a Shelf Registration Statement is required to be filed but is not filed or declared effective (or does not become automatically effective) within the respective time periods set forth herein or the Shelf Registration Statement is declared effective or becomes effective but thereafter ceases to be effective or usable (other than during a Suspension Period) prior to the date that is two years after the date of this Agreement other than after the Transfer Restricted Securities of each Series being sold thereunder have been disposed of under the Shelf Registration Statement or cease to be Transfer Restricted Securities, without being succeeded within two Business Days by a post-effective amendment which cures the failure and that is itself immediately declared effective,
(each such event referred to in clauses (i) through (iv) a “Registration Default”), Additional Interest (“Additional Interest”) will accrue on the affected Transfer Restricted Securities of each Series. With respect to each Series, the rate of Additional Interest will be one-quarter of one percent (0.25%) per annum on the principal amount of Transfer Restricted Securities of such Series held by such Holder for the first 90-day period immediately following the occurrence of a Registration Default, increasing by an additional one-quarter of one percent (0.25%) per annum on the principal amount of affected Transfer Restricted Securities of such Series with respect to each subsequent 90-day period thereafter up to a maximum amount of Additional Interest for all Registration Defaults of one-half of one percent (0.50%) per annum on the principal amount of Transfer Restricted Securities of such Series, from and including the date on which any such Registration Default shall occur, to but excluding the date that is the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date on which such affected Transfer Restricted Securities of such Series cease to be Transfer Restricted Securities within the meaning of this Agreement.
     Notwithstanding the foregoing, (1) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is pending and (2) a Holder of Exchange Securities or a Holder of Transfer Restricted Securities who is not entitled to the benefits of the Shelf Registration Statement pursuant to Section 2(b) hereof shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.
     (f) With respect to each Series, the Company shall notify the Trustee within one Business Day after each date on which an event occurs in respect of which Additional Interest is required to be paid. Any amounts of Additional Interest due pursuant to this Section 2 will be payable in addition to any other interest payable from time to time with respect to the Transfer Restricted Securities of each Series in cash semi-annually on the interest payment dates specified in the Indenture (to the holders of record as specified in the Indenture), commencing with the first such interest payment date occurring after any such Additional Interest commences to accrue. With respect to each Series, the amount of Additional Interest will be determined in a manner consistent with the calculation of interest under the Indenture.
     (g) Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2(a) and Section 2(b) hereof.
     3. Registration Procedures.
     In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as possible (provided, however, that the Company shall not be required to take actions more promptly than required by Sections 2(a) and 2(b)):
     (a) prepare and file with the Commission a Registration Statement on the appropriate form under the 1933 Act, which form shall (x) be selected by the Company, (y) in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (z) comply as to form in all material respects with the applicable requirements of the 1933 Act and rules and regulations promulgated thereunder and include all financial statements required by the Commission to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission and remain effective in accordance with Section 2 hereof;

     (b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Transfer Restricted Securities of any Series or Exchange Securities of any Series;
     (c) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities of each Series being sold thereunder, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Transfer Restricted Securities of such Series; and, subject to Section 3(i), the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Transfer Restricted Securities of such Series and any such Underwriters in connection with the offering and sale of the Transfer Restricted Securities of such Series covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;
     (d) use its commercially reasonable efforts to register or qualify the Transfer Restricted Securities of each Series being sold under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Transfer Restricted Securities of such Series covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the Commission, to cooperate with such Holders in connection with any filings required to be made with FINRA and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Transfer Restricted Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;
     (e) in the case of a Shelf Registration, notify each Holder of Transfer Restricted Securities of each Series being sold thereunder, counsel for the Holders and counsel for the Initial Purchasers (or, if applicable, separate counsel for the Holders) promptly and, if requested by any such Holder or counsel, confirm such notice in writing, (i) when a Registration Statement has been declared effective or has become automatically effective and when any post-effective amendment thereto has been filed and is declared effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the Company receives any notification with respect to the suspension of the qualification of such Transfer Restricted Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate and (vii) of any Suspension Period;
     (f) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;
     (g) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities of each Series being sold thereunder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities (if such Securities are certificated) to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Transfer Restricted Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Transfer Restricted Securities;
     (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) or (vii) hereof, use its commercially reasonable efforts to prepare and file with the Commission a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities of each Series being sold thereunder, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the

Holders or until the Company notifies the Holders that the sale of such Transfer Restricted Securities may be resumed;
     (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus (except any amendment or supplement solely to add additional selling securityholders), provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Shelf Registration Statement, any Prospectus or any amendment of or supplement to a Shelf Registration Statement or a Prospectus (except any amendment or supplement solely to add additional selling securityholders) of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) have not been previously advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object;
     (k) obtain a CUSIP number for all Exchange Securities each Series or Transfer Restricted Securities of each Series, as the case may be, not later than the effective date of the applicable Registration Statement;
     (l) cause the Indenture to be qualified under the TIA, in connection with the registration of the Exchange Securities of each Series or Transfer Restricted Securities of each Series, as the case may be, and cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use commercially reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;
     (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Transfer Restricted Securities of each Series being sold thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case, that would customarily be reviewed or examined in connection with “due diligence” review of the Company;
     (n) use its reasonable best efforts to cause the Exchange Securities of each Series to continue to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act), if the Transfer Restricted Securities of such Series have been rated;

     (o) if reasonably requested by any Holder of Transfer Restricted Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such filing; and
     (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those reasonably requested by the Holders of a majority of the Transfer Restricted Securities of each Series being sold thereunder) in order to expedite or facilitate the disposition of such Transfer Restricted Securities thereunder including, but not limited to, pursuant to an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Transfer Restricted Securities with respect to the business of the Company, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority in principal amount of the Transfer Restricted Securities of each Series being sold under such Shelf Registration Statement, such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Transfer Restricted Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Transfer Restricted Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities of each Series being sold under such Shelf Registration Statement or by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.
     In the case of a Shelf Registration Statement, the Company may require each Holder of Transfer Restricted Securities of each Series being sold thereunder to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. No Holder of Transfer Restricted Securities may include its Transfer Restricted Securities in such Shelf Registration Statement unless and until such Holder furnishes such information to the Company. Each Holder including Transfer Restricted Securities in a Shelf Registration Statement shall agree to furnish promptly to the Company all information regarding such Holder and the proposed distribution by such Holder of such Transfer Restricted Securities required to make the information previously furnished to the Company by such Holder not materially misleading.
     In connection with an Exchange Offer Registration, each Holder exchanging Securities for Exchange Securities shall be required to represent that (i) the Exchange Securities are being obtained in the ordinary course of business of the Person receiving such Exchange Securities, whether or not such Person is a Holder, (ii) neither such Holder nor any such other Person has an arrangement or understanding with any Person to participate in the distribution of Exchange Securities, (iii) other than as set forth in Section 4, if the Holder is not a broker-dealer, or is a broker-dealer but will not receive Exchange Securities for its own account in exchange for Securities, neither the Holder nor any such other Person is engaged in or intends to participate in a distribution of the Exchange Securities and (iv) neither the Holder nor any such other Person is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or, if such Person is an “affiliate,” that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.
     In the case of a Shelf Registration, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof or of a Suspension Period, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will destroy or deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.
     If the Company shall give any such notice to suspend the disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.
     The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders of the Transfer Restricted Securities of each Series included in such offering, provided that such Underwriters shall be reasonably acceptable to the Company.

     4. Participation of Broker-Dealers in Registered Exchange Offer.
     (a) The parties hereto understand that the Staff of the Commission has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Registered Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.
     The Company understands that it is currently the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.
     (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided, that:
     (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and
     (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the Commission or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request in writing to the Company by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further, that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an

Exchange Offer Registration, the Company shall be obligated (x) to deal only with the Initial Purchasers, as representatives of the Participating Broker-Dealers, unless they elect not to act as such representatives, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which will be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “comfort” letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.
     (c) The Initial Purchasers shall have no liability to the Company, other than as Holders in accordance with the terms hereof, or to any other Holder with respect to any request that they may make pursuant to Section 4(b) above.
     5. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any, who controls the Initial Purchasers or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, the Initial Purchasers or any Holder (each, a “Participant”), from and against all losses, claims, damages and liabilities (including, without limitation, any legal fees or other expenses reasonably incurred by a Participant in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Transfer Restricted Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) forming a part of such Registration Statement, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to the Initial Purchasers or any Holder, as the case may be, furnished to the Company in writing by such Initial Purchasers or selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company will also enter into an underwriting agreement pursuant to which the Company will agree to indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in such Underwritten Offering, their officers and directors and each Person who controls such Persons (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement for such Underwritten Offering.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers and the other selling Holders, and each of their respective directors and officers who sign the Registration Statement and each Person, if any, who controls the Company, the Initial Purchasers and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Initial Purchasers and the Holders pursuant to Section 5(a), but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).
     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing, but the failure to so promptly notify the Indemnifying Party shall not negate the obligation to so indemnify such Indemnified Party unless the Indemnifying Party is materially prejudiced by such delay, and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and, in the opinion of counsel to the Indemnifying Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control the Initial Purchasers within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by the Initial Purchasers. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or admission of, fault, culpability or failure to act by or on behalf of such Indemnified Person.
     (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and of the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Transfer Restricted Securities of the applicable Holder that were registered pursuant to a Registration Statement.
     (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to Section 5(d) above were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in Section 5(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which Transfer Restricted Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; provided that in no case shall any Initial Purchaser be required to contribute any amount in excess of the underwriting discounts or commissions applicable to the Transfer Restricted Securities of any Series purchased by such Initial Purchaser, as set forth in the Purchase Agreement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.
     The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling the Initial Purchasers or any Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities or (iv) any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement.
     6. Miscellaneous.
     (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities of each Series affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof or this paragraph (b) shall be effective as against any Holder of Transfer Restricted Securities unless consented to in writing by such Holder.
     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement and (ii) if to the Company, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).
     All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage pre-paid, if mailed; when receipt is acknowledged, if sent by facsimile; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.
     (d) Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Securities and the Purchase Agreement. Without limiting the foregoing, if the Company directly or indirectly consolidates with or merges with or into, or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its assets and properties and the assets and properties of its subsidiaries (taken as a whole) in one or more related transactions to another person, the person formed by or surviving any such consolidation or merger (if other than the Company) or the person to which such sale, assignment, transfer, lease, conveyance or other disposition has been made shall expressly assume all of the Company’s obligations of this Agreement. If any transferee of any Holder acquires Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any other Holder of, any of the obligations of such Holder under this Agreement.
     (e) Purchases and Sales of Securities. The Company shall not, and shall not permit any of its affiliates (as defined in Rule 405 under the 1933 Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.
     (f) Third Party Beneficiary. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be bound by all of the terms and provisions of this Agreement and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.
     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together will constitute one and the same agreement.
     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. This Agreement shall be governed by the laws of the State of New York.
     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, its General Partner

By:	/s/ Rodney J. Sailor Name: Rodney J. Sailor
Title: Treasurer
Confirmed and accepted as of
the date first above written:
BARCLAYS CAPITAL INC.
on behalf of themselves and as
representatives of the several Initial
Purchasers listed on Schedule I hereto

By:	BARCLAYS CAPITAL INC.

/s/ Gregory J. Hall Name: Gregory J. Hall
Title: Managing Director
CITIGROUP GLOBAL MARKETS INC.
on behalf of themselves and as
representatives of the several Initial
Purchasers listed on Schedule I hereto

By:	CITIGROUP GLOBAL MARKETS INC.

/s/ Brian D. Bednarski Name: Brian D. Bednarski
Title: Managing Director
Signature Page to Registration Rights Agreement

SCHEDULE I
Initial Purchasers:
Barclays Capital Inc.
Citigroup Global Markets Inc.
Banc of America Securities LLC
BNP Paribas Securities Corp.
Calyon Securities (USA) Inc.
J.P. Morgan Securities Inc.
RBS Securities Inc.
Scotia Capital (USA) Inc.
Wells Fargo Securities, LLC
TD Securities (USA) LLC
The Williams Capital Group L.P.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
RBC Capital Markets Corporation
BOSC, Inc.
Natixis Bleichroeder LLC